UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026 (May 15, 2026)

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 19, 2026, in connection with the consummation of the Transaction (as defined below), that certain Governance Agreement, dated December 8, 2025 (the “Governance Agreement”), by and among Twenty One Capital, Inc. (the “Company”), Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether Investments”), Stellar Beacon LLC, a Delaware limited liability company (“SoftBank”) and iFinex, Inc., a British Virgin Islands company (“Bitfinex”), was terminated in accordance with the terms of the Governance Agreement.

As previously disclosed, pursuant to the Governance Agreement, matters over which Tether Investments, Bitfinex and SoftBank may individually, directly or indirectly, exercise significant influence included: (i) the election of the directors on the Company’s board of directors; (ii) amendments to the Company’s Certificate of Formation and bylaws; (iii) changes in the size of the Company’s board of directors; and (iv) matters identified as 20% Reserved Matters and 10% Reserved Matters (each as defined in the Governance Agreement).

The descriptions of the Governance Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Governance Agreement, a copy of which is included as Exhibit 10.18 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2025 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 16, 2026, each of Jared Roscoe and Vikas J. Parekh executed and delivered a letter of resignation from the Company’s board of directors and all applicable committees thereof, which resignation would become effective immediately upon request by SoftBank. On May 19, 2026, in connection with the consummation of the Transaction, SoftBank requested the resignation of Mr. Roscoe and Mr. Parekh and their resignation from the Company’s board of directors and all applicable committees thereof become effective immediately as of the consummation of the Transaction, pursuant to the Governance Agreement. The resignations of Mr. Roscoe and Mr. Parekh are not related to any disagreements with the Company on any matter relating to its operations, policies or practices.

Prior to his resignation, Mr. Roscoe served as a member of the audit committee, the compensation committee and the nominating and corporate governance committee of the Company’s board of directors.

Prior to Mr. Roscoe’s resignation, the audit committee of the Company’s board of directors was comprised of two independent directors, the minimum number required during the transition period for compliance with Section 303A.07(a) of the NYSE Listed Company Manual, as provided in Section 303A.00 of the NYSE Listed Company Manual. As a result of Mr. Roscoe’s resignation, the audit committee does not have two independent members as required under NYSE rules.

The Company notified the NYSE of the resulting non-compliance on May 20, 2026. The Company expects to appoint, as soon as practicable, an additional member to the audit committee who meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the Listed Company Manual.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 to the extent required herein. The resignation of Mr. Roscoe and Mr. Parekh and their resignation from the Company’s board of directors and all applicable committees thereof became effective on May 19, 2026.

Item 8.01 Other Events.

On May 15, 2026, Tether International, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether International”) and SoftBank entered into a Sale and Purchase Agreement, pursuant to which, among other things, on May 19, 2026, SoftBank sold and transferred to Tether International 89,106,748 shares of Class A common stock of the Company, par value $0.01 per share of the Company (“Class A Common Stock”) held by SoftBank, being all of the shares of Class A Common Stock held by SoftBank (the “Transaction”). Tether International has agreed to hold the 89,106,748 shares of Class A Common Stock in accordance with, and subject to, the terms and conditions of the lock-up agreement between the Company and SoftBank entered into on December 8, 2025, a form of which was previously disclosed as Exhibit 10.6 in the Company’s Current Report on Form 8-K filed December 12, 2025.

Pursuant to the Company’s Certificate of Formation, all 89,106,748 shares of Class B common stock, par value $0.01 per share, of the Company held by SoftBank were cancelled in connection with the Transaction.

On May 20, 2026, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to the Company’s operating strategy and its ability to build on its strategy, its ability to pursue each of (i) becoming the premier listed Bitcoin company in the world and combining Bitcoin treasury, financial services, mining, lending, capital markets, and strategic consolidation, and (ii) creating a new model for Bitcoin-native public companies, with operating businesses and recurring revenue opportunities designed around long-term Bitcoin accumulation as the central objective. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company’s expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 13, 2026 and in the Company’s other filings with the SEC. Forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update such forward- looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Twenty One Capital, Inc. on May 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

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